BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

Class A Shares (TIPRX), Class C Shares (TIPPX), Class I Shares (TIPWX),

Class L Shares (TIPLX) and Class M Shares (TIPMX) of Beneficial Interest

Principal Executive Offices

1345 Avenue of the Americas, 32nd Floor, New York, NY 10105

1-844-819-8287

Supplement dated May [ ], 2021 to the Statement of Additional Information dated

February 1, 2021

Effective May 18, 2021, the Board of Trustees (the “Board”) of Bluerock Total Income+ Real Estate Fund (the “Fund”) appointed Kamal Jafarnia to the Board to serve as an Independent Trustee.

1. The following paragraph is added to the section MANAGEMENT OF THE FUND, under the subsection Trustee Qualifications:

Mr. Jafarnia’s legal, compliance and product development experience in the financial services industry are beneficial attributes for service on the Board. He currently serves as General Counsel and Co-Founder for Lonsdale Digital Management, Inc. Prior to Lonsdale, Mr. Jafarnia served as General Counsel and Chief Compliance Officer at Artivest Holdings, Inc., from October 2018 until February 2021, and as Chief Compliance Officer for the Altegris KKR Commitments Fund. Prior to Artivest, Mr. Jafarnia served as Managing Director for Legal and Business Development at Provasi Capital Partners LP. Prior to that, from October 2014 to December 2017, he served as Senior Vice President of W.P. Carey Inc. (NYSE: WPC), as well as Senior Vice President and Chief Compliance Officer of Carey Credit Advisors, Inc. and as Chief Compliance Officer and General Counsel of Carey Financial, LLC. Prior to joining W. P. Carey Inc., Mr. Jafarnia served as Counsel to two American Lawyer Global 100 law firms in New York. From March 2014 to October 2014, Mr. Jafarnia served as Counsel in the REIT practice group at the law firm of Greenberg Traurig, LLP. From August 2012 to March 2014, Mr. Jafarnia served as Counsel in the Financial Services & Products Group and was a member of the REIT practice group of Alston & Bird, LLP. Between 2004 and 2012, Mr. Jafarnia served as a senior executive, in-house counsel, and Chief Compliance Officer for several alternative investment program sponsors, including, among others, American Realty Capital, a real estate investment program sponsor, and its affiliated broker-dealer, Realty Capital Securities, LLC. In addition, Mr. Jafarnia has served as a non-executive independent member of the board of directors for two publicly traded companies: 1) Ashford Hospitality Trust, Inc. (NYSE: AHT) since January 2013; and 2) Bluerock Residential Growth REIT, Inc. (NYSE American: BRG) since June 2019. Mr. Jafarnia received an LL.M. in Securities and Financial Regulation in 2011 from Georgetown University Law Center, located in Washington, D.C., a J.D. degree in 1992 from Temple University, located in Philadelphia, Pennsylvania, and a B.A. degree in Economics and Government in 1988 from the University of Texas at Austin.

2. The following row is added to the Independent Trustees Table in the section MANAGEMENT OF THE FUND, under the subsection Trustee Qualifications:

Name, Address[1] and Year of Birth	Position/Term of Office*	Principal Occupation During the Past 5 Years	Number of Portfolios in the Fund Complex** Overseen by Trustee	Other Directorships Held By Trustee During Past Five Years
Kamal Jafarnia, 1966	Trustee Since 2021	General Counsel for Lonsdale Digital Management, Inc. (fintech and investment management firm) (2021-present); General Counsel and CCO for Artivest Holdings and Altegris Investment Management (fintech enablement platform) (2018- 2021); Attorney at Law at Kamal Jafarnia (2018); Managing Director for Legal and Business Development for Provasi Capital Partners, LP (investment management firm) (2017 – 2018); General Counsel and CCO for WP Carey, Inc. (investment management firm) (2014 – 2017).	1	Ashford Hospitality Trust, Inc. (2013 - Present) Bluerock Residential Growth REIT, Inc. (2019 – Present).

3. As of the date of this Supplement, Mr. Jafarnia does not beneficially own any equity securities of the Fund.

4. The following information in the Independent Trustees Table in the section MANAGEMENT OF THE FUND, under the subsection Trustee Qualifications replaces the information with respect to Romano Tio:

Name, Address[1] and Year of Birth	Position/Term of Office*	Principal Occupation During the Past 5 Years	Number of Portfolios in the Fund Complex** Overseen by Trustee	Other Directorships Held By Trustee During Past Five Years
Romano Tio, 1960	Trustee Since 2012	Senior Managing Director, Greystone (real estate lending, investment and advisory company) (2021 – present); Senior Managing Director, Ackman-Ziff Real Estate Capital Advisors (2017 – 2021); Co-Founder and Managing Director, RM Capital Management LLC (2009 – 2017).	1	Bluerock Residential Growth REIT, Inc. (2009 – Present).

This Supplement dated May [ ], 2021, and the Prospectuses for Class A, Class C, Class I, Class L and Class M shares dated February 1, 2021, and the Statement of Additional Information dated February 1, 2021, provide relevant information for all shareholders and should be retained for future reference. Each Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference. These can be obtained without charge by calling toll-free 1-844-819-8287, or by visiting the Fund’s website at http://www.bluerockfunds.com.